SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2004

SEROLOGICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26126	58-2142225

(State or Other Jurisdiction of Incorporation)	(Commission File) Number)	(IRS Employee Identification No.)

5655 Spalding Drive, Norcross, GA	30092

(Address of Principal Executive Offices)	(Zip Code)

(678) 728-2000

(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following Exhibit is furnished as part of this Report to the extent described in Item 9.

Exhibit No.	Description of Exhibits

99.1	Press Release dated January 12, 2004.

Item 9.	Regulation FD Disclosure

On January 12, 2004, Serologicals Corporation announced at the JPMorgan Healthcare Conference in San Francisco its expectations for financial results for 2004. Serologicals also issued a press release today announcing its expectations for financial results for 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serologicals Corporation (Registrant)

Date: January 12, 2004	By:	/s/ Harold W. Ingalls

Harold W. Ingalls, Vice President/Chief Financial Officer